SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: December 11, 2001


                             CELERITY SYSTEMS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                                    000-23279                              52-2050585
         --------
(State or other jurisdiction                        (Commission                            (IRS Employer
          of incorporation)                         File Number)                         Identification No.)



122 Perimeter Park Drive
Knoxville, Tennessee 37922
(Address of principal executive offices)


Registrant's telephone number, including area code:  (865) 539-5300

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1)  (i)   On   December  11,  2001,  Celerity  Systems,  Inc.  (the
"COMPANY") dismissed PricewaterhouseCoopers LLP ("PRICEWATERHOUSECOOPERS") as its independent certified public accountant.

                 (ii) PricewaterhouseCoopers' reports on the Company's financial statements for each of the years ended December 31, 1999 and 2000, respectively, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports from PricewaterhouseCoopers for each of the two years ended December 31, 1999 and 2000, respectively, expressed substantial doubt about the Company's ability to continue as a going concern.

                 (iii) PricewaterhouseCoopers' dismissal was recommended and approved by the Company's Audit Committee and Board of Directors.

                 (iv) For each of the two years ended as of December 31, 1999 and 2000, and through December 11, 2001, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

                 (v) For each of the two years ended as of December 31, 1999 and 2000, and through December 11, 2001, PricewaterhouseCoopers did not advise the Company of any of the matters identified in paragraph (a)(1)(iv)(B) of Item 304 of Regulation S-B.

         (a)(2) On December 11, 2001, the Company engaged HJ & Associates, LLC as its principal accountant to audit the Company's financial statements. The Company did not consult HJ & Associates, LLC on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-B since January 1, 2000 or any subsequent interim period prior to engaging HJ & Associates, LLC.

         (a)(3) The Company has requested PricewaterhouseCoopers to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter dated as of December 18, 2001 is filed as Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) and (b.) none.

     (c) Exhibits

         Exhibit No.               Description
         -----------               -----------
             16                    Letter re: change in certifying accountant




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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CELERITY SYSTEMS, INC.



Date: December 14, 2001           By: /s/ KENNETH D. VAN METER
                                      ------------------------------------------
                                      Name: Kenneth D. Van Meter
                                      Its: President and Chief Executive Officer